UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2015

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2015, Weight Watchers International, Inc. (the “Company”) entered into an amended and restated continuity agreement with Ms. Jeanine Lemmens, President, United Kingdom of the Company (the “Continuity Agreement”), which entitles her to receive specified termination payments upon a change in control of the Company. The form of Continuity Agreement, which was in the standard form applicable to certain senior executives other than the Company’s Chief Executive Officer, Chief Financial Officer and General Counsel, was previously filed by the Company with the Securities and Exchange Commission on August 11, 2011 as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2011 (File No. 001-16769). The material terms of the Continuity Agreement are described in the sections of the “Compensation Discussion and Analysis” entitled “—Termination Payments upon a Change of Control” on pages 40 to 41 and “—Continuity Agreements” on pages 61 to 63 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 21, 2015, which pages are incorporated herein by reference.

In connection with Ms. Lemmens entering into the Continuity Agreement, on October 22, 2015 the Company also entered into a letter agreement with her (the “Letter Agreement”). Pursuant to the Letter Agreement, Ms. Lemmens agreed that any consideration payable or benefits provided to her pursuant to the Continuity Agreement will generally be offset in full by any amounts payable or benefits provided to her pursuant to any agreement between Ms. Lemmens and the Company or any of its affiliates, any plan, program or arrangement of the Company or any of its affiliates, or as provided for by local law. A copy of the Letter Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Letter Agreement, dated as of October 22, 2015, by and between Weight Watchers International, Inc. and Jeanine Lemmens.

99.1	The sections of the “Compensation Discussion and Analysis” entitled “—Termination Payments upon a Change of Control” on pages 40 to 41 and “—Continuity Agreements” on pages 61 to 63 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 21, 2015 are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: October 23, 2015	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Letter Agreement, dated as of October 22, 2015, by and between Weight Watchers International, Inc. and Jeanine Lemmens.

99.1	The sections of the “Compensation Discussion and Analysis” entitled “—Termination Payments upon a Change of Control” on pages 40 to 41 and “—Continuity Agreements” on pages 61 to 63 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 21, 2015 are incorporated herein by reference.

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